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                                                                    EXHIBIT 10.1

                               ASSIGNMENT OF NOTES

                  FOR VALUE RECEIVED, Robert Spiegel (hereinafter called the "Assignor") does hereby sell, assign, transfer and convey unto Gunther Partners, LLC, a Delaware limited liability company (hereinafter called the "Assignee"), its successors and assigns all right, title and interest of Assignor to and under the following promissory notes (collectively, the "Notes") made by Gunther International Ltd., a Delaware corporation ("Maker"), to the order of Assignor (the original, execution copies of which are being delivered to Assignee together with this Assignment): (i) that certain Promissory Note, originally dated May 6, 2003 and amended June 19, 2003, in the original principal amount of $500,000, and (ii) that certain Promissory Note, dated June 19, 2003, in the original principal amount of $200,000.

         This Assignment shall be effective as of the close of business on October 7, 2003 (the "Effective Time"). By executing this Assignment, Maker hereby consents to the assignment of the Notes and, subject to the next succeeding paragraph, agrees to make any and all future payments to the Assignee, its successors and assigns.

         The parties hereto acknowledge and agree that, as of the date hereof, the aggregate outstanding principal amount of the Notes is $700,000, and the aggregate amount of interest which has accrued through the Effective Time is $22,000.00 (the "Previously Accrued Interest"). On the maturity of the Notes, all Previously Accrued Interest shall be paid directly to the Assignor and all interest accruing from and after the Effective Time shall be paid directly to the Assignee.

         IN WITNESS WHEREOF, the parties have executed this Assignment, or caused this Assignment to be executed on their behalf, as of the 7th day of October 2003.

                                  ASSIGNOR

                                           /s/ Robert Spiegel
                                           ------------------------------------
                                           Robert Spiegel

                                  ASSIGNEE

                                           GUNTHER PARTNERS, LLC

                                           By: /s/ Thomas J. Tisch
                                               --------------------------------
                                               Name: Thomas J. Tisch
                                               Title: Manager

                                  MAKER

                                           GUNTHER INTERNATIONAL LTD.

                                           By: /s/ Marc Perkins
                                               --------------------------------
                                               Name: Marc Perkins
                                               Title: President & CEO